Lease Liabilities	12 Months Ended
Dec. 31, 2024
Lease Liabilities [Abstract]
Lease Liabilities
17	Lease liabilities

	2024	2023

As at January 1	91,991,314	90,873,411
Interest on lease liabilities	10,801,250	9,996,046
Land rentals	(9,055,917)	(8,878,143)
As at December 31	93,736,647	91,991,314

Current portion of lease liabilities	9,183,475	9,003,395
Non-current portion of lease liabilities	84,553,172	82,987,919

During 2013, the Group entered into a land lease agreement with the Municipality of Fujairah (Fujairah Oil Industry Zone) for a period of 30 years, extendable for another 30 years at the option of the Group. The Group has concluded that they have the right-to-use of the asset and accordingly, recorded a lease liability as per the requirements of IFRS 16. Given the use of the land, it is reasonably certain that the Group will continue to lease the land till the end of the lease period (i.e. 60 years) and accordingly the below lease rentals cover a period up to 60 years discounted at the rate of 9.5% as an incremental borrowing rate for the Group. Annual lease rental is increased by 2% on an annual basis as per the agreement.

During 2020, the Group entered into a land lease agreement in respect of its Phase III project with Fujairah Oil Industry Zone for a period of 30 years, extendable for another 30 years. Given the use of the land, it is reasonably certain that the Group will continue to lease the land till the end of the lease period (i.e. 60 years) and accordingly the lease rentals cover a period up to 60 years discounted at the rate of 13% as an incremental borrowing rate for the Group. The annual lease rental is increased by 2% on an annual basis and there is an initial rent-free period of 18 months from the contract date.